Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 9, 2026, by and among KARMAN HOLDINGS INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Fourth Amendment Incremental Revolving Credit Lenders (as defined below), the other Revolving Credit Lenders party hereto (the “Consenting Revolving Credit Lenders”) and CITIBANK, N.A., as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the existing Lenders party thereto prior to the effectiveness of this Amendment, and Administrative Agent are parties to that certain Credit Agreement, dated as of April 1, 2025 (as amended by the First Amendment to Credit Agreement, dated as of May 27, 2025 (the “First Amendment”), as amended by the Second Amendment to Credit Agreement, dated as of October 24, 2025 (the “Second Amendment”), as amended by the Third Amendment to Credit Agreement, dated as of February 2, 2026 (the “Third Amendment”) and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Fourth Amendment Effective Date (as defined below), the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, in accordance with Section 10.01 of the Credit Agreement, the Borrower, the other Loan Parties party hereto, the Administrative Agent, the Fourth Amendment Incremental Revolving Credit Lenders and the Consenting Revolving Credit Lenders (which collectively constitute all the Revolving Lenders under the Credit Agreement) have agreed to amend the Credit Agreement as set forth herein as provided in Section 3 hereof on the Fourth Amendment Effective Date;

WHEREAS, the Borrower has requested a Revolving Credit Loan Increase in an aggregate principal amount equal to $100,000,000 (the “Fourth Amendment Incremental Revolving Credit Commitments”) in accordance with Section 2.14 of the Credit Agreement;

WHEREAS, subject to the terms and conditions set forth herein, the Fourth Amendment Incremental Revolving Credit Lenders (as defined below) have agreed on the terms and conditions set forth herein, to provide the Fourth Amendment Incremental Revolving Credit Commitments to the Borrower; and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement.

SECTION 2. Amendments. The parties hereby agree to amend the Credit Agreement to remove the proviso at the end of Section 2.14(d) of the Credit Agreement which limits the principal amount of Incremental Revolving Credit Commitments incurred under the Credit Agreement.

SECTION 3. Fourth Amendment Incremental Revolving Credit Commitments.

(a) Subject to the satisfaction of the conditions set forth herein, each Person listed on Schedule A attached hereto as a “Fourth Amendment Incremental Revolving Credit Lender” (each such Person, a “Fourth Amendment Incremental Revolving Credit Lender”, and collectively, the “Fourth Amendment Incremental Revolving Credit Lenders”) severally (and not jointly) agrees to provide Incremental Revolving Credit Commitments to the Borrower and from time to time thereafter to make Revolving Loans denominated in Dollars (each such loan, a “Fourth Amendment Incremental Revolving Credit Loan”) in accordance with the terms of the Amended Credit Agreement, in each case, in an amount set forth opposite such Fourth Amendment Incremental Revolving Credit Lender’s name on such Schedule A under the heading “Fourth Amendment Incremental Revolving Credit Commitments”.

(b) From and after the Fourth Amendment Effective Date, (i) the terms and conditions (other than the relevant amount thereof) of the Fourth Amendment Incremental Revolving Credit Commitments shall be the same as the terms and conditions (other than the relevant amount thereof) of the Revolving Credit Commitments existing immediately prior to giving effect to this Amendment, (ii) the terms and conditions (other than the relevant amount thereof) of the Fourth Amendment Incremental Revolving Credit Loans shall be the same as the terms of the Revolving Credit Loans outstanding immediately prior to giving effect to this Amendment, (iii) each Fourth Amendment Revolving Credit Lender shall be a “Lender” and a “Revolving Credit Lender” for all purposes under the Amended Credit Agreement and the other Loan Documents, (iv) the Fourth Amendment Incremental Revolving Credit Loans shall be “Loans” and “Revolving Credit Loans”, (v) the Fourth Amendment Incremental Revolving Credit Commitments shall be “Commitments”, “Revolving Credit Commitments”, and “Incremental Revolving Credit Commitments”, in each case, for all purposes under the Amended Credit Agreement and the other Loan Documents and shall have the terms set forth in the Amended Credit Agreement and (vi) the Fourth Amendment Incremental Revolving Credit Commitments (and the Loans issued with respect thereto) and the Revolving Credit Commitments (and the Loans issued with respect thereto) under the Credit Agreement prior to the Fourth Amendment Effective Date shall collectively constitute one and the same tranche and Class of Revolving Credit Loans and Revolving Credit Commitments under the Amended Credit Agreement. After giving effect to the Fourth Amendment Incremental Revolving Credit Commitments, the aggregate amount of Revolving Loan Commitments of all Revolving Lenders shall be $150,000,000.

(c) This Amendment is an amendment to incur additional Indebtedness as described in Section 2.14(a) of the Credit Agreement and shall constitute an “Incremental Amendment” for all purposes under the Amended Credit Agreement and the other Loan Documents.

(d) The proceeds of the Fourth Amendment Incremental Revolving Credit Loans shall be used for working capital and other general corporate purposes not prohibited by the Amended Credit Agreement (including, without limitation, Permitted Investments, Restricted Payments permitted hereby and to pay fees, costs and expenses in connection therewith).

(e) The parties hereto hereby agree that, notwithstanding anything in the Credit Agreement to the contrary, the Administrative Agent is hereby authorized to take all actions as it may reasonably deem to be necessary to ensure that the Fourth Amendment Incremental Revolving Credit Commitments (and the Loans issued with respect thereto) are included in the same Class as the Revolving Credit Commitments (and the Loans issued with respect thereto) existing under the Credit Agreement prior to the Fourth Amendment Effective Date and the Administrative Agent shall be authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

(f) On the Fourth Amendment Effective Date, (i) each Revolving Credit Lender immediately prior to giving effect to the Fourth Amendment Incremental Revolving Credit Commitment hereunder (the “Existing Revolving Lenders”) will automatically and without further act be deemed to have assigned to the Fourth Amendment Incremental Revolving Credit Lenders, and the Fourth Amendment Incremental Revolving Credit Lenders will automatically and without further act be deemed to have assumed a portion of such Existing Revolving Lender’s participations under the Amended Credit Agreement in outstanding Letters of Credit, if applicable, such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Credit Lenders’ (including the Fourth Amendment Incremental Revolving Credit Lenders’) participations under the Amended Credit Agreement in Letters of Credit shall be held on a pro rata basis on the basis of their respective Revolving Credit Commitments (after giving effect to the establishment of the Fourth Amendment Incremental Revolving Credit Commitments pursuant to this Amendment), and (ii) if any Revolving Credit Loans are outstanding on such date, the Existing Revolving Lenders shall assign Revolving Credit Loans to the Fourth Amendment Incremental Revolving Credit Lenders, and the Fourth Amendment Incremental Revolving Credit Lenders shall purchase such Revolving Credit Loans, in each case to the extent necessary so that all of the Revolving Credit Lenders (including the Fourth Amendment Incremental Revolving Credit Lenders) participate in each outstanding Borrowing of Revolving Credit Loans pro rata on the basis of their respective Revolving Credit Commitments (after giving effect to the establishment of the Fourth Amendment Incremental Revolving Credit Commitments pursuant to this Amendment); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Amended Credit Agreement shall not apply to the transactions effected pursuant to this clause (f).

(g) Each Fourth Amendment Incremental Revolving Credit Lender (i) confirms that it has received a copy or has been accorded the opportunity to receive a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to provide its Fourth Amendment Incremental Revolving Credit Commitment hereunder on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Collateral Agent or any other Lender, (ii) confirms that it is sophisticated with respect to decisions to acquire assets of the type represented by the Fourth Amendment Incremental Revolving Credit Commitments and the Fourth Amendment Incremental Revolving Credit Loans, and either it, or the Person exercising discretion in making its decision to enter this Amendment, the Amended Credit Agreement and making the Fourth Amendment Incremental Revolving Credit Commitments and the Fourth Amendment Incremental Revolving Credit Loans, is experienced in acquiring such assets of such type and making loans of such type, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such actions as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents or any other document or instrument furnished pursuant hereto or thereto as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) represents and warrants that it is an Eligible Assignee of Loans and Commitments under Section 10.07(b) of the Credit Agreement and it is not a “Defaulting Lender”, and (v) agrees that (x) it will, independently and without reliance on the Administrative Agent, the Collateral Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (y) it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement and the other Loan Documents it is required to perform as a Lender.

SECTION 4. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions (the time at which all such conditions are so satisfied (or waived) is referred to herein as the “Fourth Amendment Effective Date”):

(a) no Event of Default under Section 8.01(a), (f) or (g) of the Credit Agreement shall exist and be continuing immediately after giving effect to this Amendment;

(b) the Administrative Agent shall have received from each party hereto a counterpart of this Amendment signed on behalf of the Borrower, the Administrative Agent, each Fourth Amendment Incremental Revolving Credit Lender and each Consenting Revolving Credit Lender (which, in each case, may be .pdf copies or delivered by other electronic method);

(c) the Administrative Agent shall have received such customary documents and certifications (including certificates of incorporation and bylaws, certificate of resolutions, board minutes or other action, and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence (A) the identity, authority and capacity of each Responsible Officer of the Loan Parties acting as such in connection with this Amendment and the other Loan Documents and (B) that the Loan Parties are duly organized or formed, and that each of them is validly existing and, to the extent applicable, in good standing;

(d) the Administrative Agent shall have received a solvency certificate executed by the chief financial officer or similar officer, director or authorized signatory of the Borrower (after giving effect to this Amendment) substantially in the form attached as Exhibit H to the Credit Agreement;

(e) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the matters set forth in Sections 4(a) and 4(g) of this Amendment;

(f) the Administrative Agent shall have received an opinion from (x) Willkie Farr & Gallagher LLP, as New York counsel to the Loan Parties and (y) Stoel Rives LLP, as Washington counsel to Systima Technologies, Inc. and Five Axis Industries, Inc., in each case, addressed to each Secured Party, in form and substance reasonably satisfactory to the Administrative Agent;

(g) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date;

(h) to the extent a reasonably detailed invoice therefor has been received by the Borrower at least three (3) Business Days prior to the Fourth Amendment Effective Date (or such later date as the Borrower may agree), the Administrative Agent shall have been reimbursed by or on behalf of the Borrower for all documented out-of-pocket expenses incurred by it in connection with this Amendment in accordance with and subject to the terms of Section 10.04 of the Credit Agreement;

(i) (i) the Fourth Amendment Incremental Revolving Credit Lenders shall have received all customary documentation and other information with respect to the Loan Parties that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, in each case that has been reasonably requested by such Fourth Amendment Incremental Revolving Credit Lender at least three (3) Business Days prior to the Fourth Amendment Effective Date and (ii) to the extent requested by such Fourth Amendment Incremental Revolving Credit Lenders at least three (3) Business Days prior to the Fourth Amendment Effective Date, if any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Loan Party shall have delivered a Beneficial Ownership Certification in relation to such Loan Party; and

(j) the Administrative Agent has not received, by March 3, 2026, written notice of objection to this Amendment from Lenders comprising the Required Lenders.

SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent, each Fourth Amendment Incremental Revolving Credit Lender and each Consenting Revolving Credit Lender that, as of the Fourth Amendment Effective Date:

(a) Each Loan Party and each of the Restricted Subsidiaries (a) is a Person duly organized, formed or incorporated, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is authorized to do business and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted and (e) is in compliance with all Laws; except in each case referred to in clause (a) (other than with respect to the Borrower), (b)(i) (other than with respect to the Borrower), (c), (d) and (e), to the extent that any failure to be so or to have such would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) The execution, delivery and performance by each Loan Party of this Amendment and the consummation of the transactions contemplated hereby, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action and do not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.02 of the Amended Credit Agreement), (i) any Contractual Obligation to which such Person is a party or (ii) any material order, injunction, writ or decree of any Governmental Authority applicable to such Person or its property is subject, except to the extent that such breach, contravention or creation of such Lien would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (c) violate any Law; except to the extent that such violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. Subject to the Legal Reservations, this Amendment constitutes, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7. Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents. On and after the Fourth Amendment Effective Date, (A) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders under, the Credit Agreement or any of the other Loan Documents.

SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Reaffirmation of the Loan Parties. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the First Amendment, the Second Amendment, the Third Amendment and each other Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Amended Credit Agreement, this Amendment, the First Amendment, the Second Amendment, the Third Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that any existing security interests and other Liens granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to any other Loan Document in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Amended Credit Agreement and the other Loan Documents as and to the extent provided in the other Loan Documents.

SECTION 10. Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 11. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

SECTION 12. Captions. Captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

KARMAN HOLDINGS INC., as the Borrower

By:
Name: Mike Willis
Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement]

OTHER LOAN PARTIES, SOLELY FOR PURPOSES OF SECTION 9 OF THE AMENDMENT:

KARMAN PARENT LLC
KARMAN SPACE & DEFENSE LLC AEROSPACE ENGINEERING, LLC WOLCOTT DESIGN SERVICES LLC AMRO FABRICATING CORPORATION AMERICAN AUTOMATED ENGINEERING, INC.
SYSTIMA TECHNOLOGIES, INC.
MTI PARTNERS, LLC METAL MACHINING LLC
METAL MACHINING LAND LLC GCR TECHNOLOGIES, LLC
RCS ROCKET MOTOR COMPONENTS, INC.

By:
Name: Mike Willis
Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement]

FIVE AXIS INDUSTRIES, INC.

By:
Name: Mike Willis
Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement]

CITIBANK, N.A.,
as Administrative Agent

By:
Name: Carlos Bolanos
Title: Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

CITIBANK, N.A.,
as a Fourth Amendment Incremental Revolving Credit Lender and a Consenting Revolving Credit Lender

By:
Name: Carlos Bolanos
Title: Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

Royal Bank of Canada,
as a Fourth Amendment Incremental Revolving Credit Lender and a Consenting Revolving Credit Lender

By:
Name: Mark Tarnecki Title: Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

TEXAS CAPITAL BANK,
as a Fourth Amendment Incremental Revolving Credit Lender

By:
Name: Beau Beattie Title: Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Fourth Amendment Incremental Revolving Credit Lender

By:
Name: Steven Dixon
Title: SVP

[Signature Page to Fourth Amendment to Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Fourth Amendment Incremental Revolving Credit Lender

By:
Name: Andrew Naysmith
Title: Director

[Signature Page to Fourth Amendment to Credit Agreement]

Schedule A

Fourth Amendment Incremental Revolving Credit Commitments

Fourth Amendment Incremental Revolving Credit Lender	Fourth Amendment Incremental Revolving Credit Commitments
Citibank, N.A.	$19,999,999.99
Royal Bank of Canada	$15,000,000.00
Texas Capital Bank	$21,666,666.67
Keybank National Association	$21,666,666.67
The Huntington National Bank	$21,666,666.67

TOTAL	$100,000,000.00